UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2013

ENTROPIC COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33844 (Commission File Number)	33-0947630 (IRS Employer Identification No.)

6290 Sequence Drive San Diego, CA 92121 (Address of Principal Executive Offices and Zip Code)
(858) 768-3600 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
On July 2, 2013, Entropic Communications, Inc. (the “Company”) announced updated financial guidance for the Company's second quarter ended June 30, 2013.
The Company announced that it is narrowing its previously announced financial guidance for the second quarter ended June 30, 2013 to the low end of the revenue range. The Company now expects revenue for the second quarter ended June 30, 2013 to be approximately $70 million. The Company also reaffirmed its prior guidance for non-GAAP earnings per share of $0.00 for the same period. Non-GAAP earnings per share can be reconciled to GAAP earnings per share by excluding the effects of all forms of stock-based compensation, transaction and integration costs related to the Company's Trident Microsystems and PLX Technology transactions, amortization of intangible assets, the loss related to equity method investment, the impact of fair value adjustments related to contingent consideration payable in the Company's acquisition of PLX Technology assets, the cash tax difference and restructuring charges.
Management uses non-GAAP financial measures to manage the Company's business, including setting operating budgets and executive compensation plans. Non-GAAP measures are also used to (i) supplement the financial results and forecasts reported to the Company's board of directors, (ii) evaluate the Company's operating performance, (iii) compare the Company's performance to internal forecasts, and (iv) manage the Company's business and benchmarking performance internally. Non-GAAP measures have been made available to stockholders consistently in the past to provide transparency on how management manages the Company's operating performance. Management believes that non-GAAP operating measures are useful to investors, when used as a supplement to GAAP measures, in evaluating the Company's ongoing operational performance.
Non-GAAP financial measures disclosed by the Company should not be considered in isolation or a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.
The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof, and regardless of any general incorporation language in any such filing.

Item 2.05.     Costs Associated with Exit or Disposal Activities.
On June 26, 2013, the Company implemented a restructuring plan designed to refine its business operations with the goal of driving long-term profitable growth.
Specifically, the Company is reducing its personnel by approximately 70 employees, which represents approximately 10% of its workforce. As a result, the Company expects to incur a pre-tax restructuring charge of approximately $1.7 million in the second quarter ended June 30, 2013, representing employee benefit and severance arrangements which will result in cash expenditures of approximately $1.7 million, the majority of which is expected to be paid during the third quarter of 2013. The Company expects the restructuring plan to be substantially complete in the third quarter of 2013.
The Company currently estimates that the full annualized costs associated with the 70 employees is approximately $9 million. The Company has plans to reinvest these savings in the development of new products and programs.
This information will be subject to the finalization of timetables for the transition of functions, consultations with employees as well as the statutory severance requirements of particular legal jurisdictions impacted. Consequently, the timing and costs of the restructuring plan may vary from the Company's current estimates. The Company may incur other material charges not currently anticipated due to events that may occur as a result of, or associated with, the restructuring plan and related activities. To the extent required by applicable rules, the Company may file one or more amendments to this Current Report on Form 8-K or include such disclosure in a future Quarterly Report on Form 10-Q as details of the restructuring plan are refined and estimates of costs and charges are finalized.

Item 7.01.    Regulation FD Disclosure.
The information contained in Item 2.02, Results of Operations and Financial Condition and Item 2.05, Costs Associated with Exit or Disposal Activities are incorporated herein by reference in their entirety.

Forward-Looking Statements
Statements in this Current Report on Form 8-K that are not strictly historical are “forward-looking” and involve a high degree of risk and uncertainty, including, but not limited to, the Company's expectations for future revenue and earnings per share, the costs and expenses that the Company anticipates will result from the restructuring plan and the expected benefits that the Company anticipates will result from the restructuring plan, all of which are prospective. Such statements are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to the differences include, but are not limited to, risks and uncertainties associated with estimating revenues and earnings per share prior to the Company closing its books and verifying such information; the Company's ability to successfully implement its restructuring plan to leverage synergies and optimize its resources; the impact of the restructuring plan on the Company's business, including a potential adverse effect on revenues and the Company's other financial results; unanticipated charges not currently contemplated that may occur as a result of the restructuring plan, and risks and other uncertainties more fully described in the Company's filings with the Securities and Exchange Commission, including, but not limited to, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: July 2, 2013	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq.
Senior Vice President and General Counsel